UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2018
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LANDCADIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-37788	26-3828008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South, Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2018, Landcadia Holdings, Inc., a Delaware corporation (the “Company”), issued a convertible promissory note (the “Convertible Note”) to Fertitta Entertainment, Inc. (“FEI Sponsor”) that provides for FEI Sponsor to advance to the Company, from time to time, up to $1,500,000 for ongoing expenses.

The Convertible Note is non-interest bearing and is payable on the earlier of (i) the completion of an initial business combination by the Company or (ii) December 14, 2018.

At the option of FEI Sponsor, any amounts outstanding under the Convertible Note may be converted into warrants to purchase Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”) at a conversion price of $0.50 per warrant. Each warrant will entitle FEI Sponsor to purchase one-half of one share of Class A common stock at an exercise price of $5.75 per half share, commencing 30 days after the completion of an initial business combination by the Company. The warrants may be exercised only for a whole number of shares of Class A common stock. Each warrant will contain such other terms identical to the warrants purchased by FEI Sponsor and Jefferies Financial Group Inc. (f/k/a Leucadia National Corporation) in connection with the Company’s initial public offering.

As of August 21, 2018, the Company had drawn $1,500,000 on the Convertible Note.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Shares of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of the Convertible Note was made pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Convertible Promissory Note, dated August 21, 2018, issued to Fertitta Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS, INC.

	By:	/s/ Richard H. Liem
Name: Richard H. Liem
Title: Vice President and Chief Financial Officer

Dated: August 23, 2018